Exhibit 10.61

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

March 7, 2008

VIA HAND DELIVERY

Nisha Kumar

Chief Financial Officer

AOL, LLC

22000 AOL Way

Dulles, Virginia 20166

Re:

Amended and Restated Agreement for Delivery of Service between Level 3 Communications, LLC (“Level 3”) and America Online, Inc. effective as of April 18, 2000, as amended (the “Managed Modem Agreement”)

Dear Nisha:

This letter agreement (the “Letter Agreement”) memorializes our agreement concerning certain commitments and pricing tiers (i.e., “Level I” and “Level II”) associated with the applicable Level 3 rate center(s) (“Rate Center(s)”) within a Level 3 Market Tier (i.e., “Tier 1”, “Tier 2”, “Tier 3”, and “Tier 4”) under the Managed Modem Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Managed Modem Agreement.

1.

Termination of Existing Commitments:    AOL’s purchased commitment set forth in the letter agreement dated May 31, 2006 between Level 3 and AOL LLC (the “2006 Purchase Commitment”) shall be terminated as of December 31, 2007 and shall thereafter have no further force or effect.

2.

Revised Purchase Commitment:    In place of the 2006 Purchase Commitment, AOL commits that it will maintain the Committed Percentage (as defined below) of AOL’s Total AOL Dial-up Hours (as defined below) with Level 3 under the Managed Modem Agreement (the “2008 through 2009 Purchase Commitment”) during each of (i) January 1, 2008 – February 29, 2008; (ii) March 1, 2008 - December 31, 2008; (iii) January 1, 2009 – March 31, 2009; (iv) April 1, 2009 – June 30, 2009; (v) July 1, 2009 – September 30, 2009; and (vi) October 1, 2009 – December 31, 2009; (each a “Commitment Period” and collectively the “2008 through 2009 Commitment Periods”). The committed percentage of AOL’s Total AOL Dial-Up Hours (“Committed Percentage”) shall be as set forth in subsections (i)-(vi) below:

(i)    for the Commitment Period of January 1, 2008 — February 29, 2008, sixty-nine and thirty-nine one hundredths percent (69.39%);

(ii)   for the Commitment Period of March 1, 2008 – December 31, 2008, sixty-three percent (63%), provided, for clarity, that during this Commitment Period, AOL shall (a) perform the adjustments pursuant to Section 4 of this Agreement, and (b) have the right to turn down ports (or otherwise migrate traffic) associated with Level II pricing. Notwithstanding the forgoing, nothing in this paragraph 2(ii) restricts AOL in turning down ports associated with Level I pricing due to organic traffic declines; For the purposes of reducing the Committed Percentage under this Section 2(ii), AOL cannot otherwise turn down or migrate ports from Level 3 associated with Level I pricing during this Commitment Period.;

(iii)  for the Commitment Period of January 1, 2009 – March 31, 2009, sixty percent (60%);

(iv)  for the Commitment Period of April 1, 2009 – June 30, 2009, fifty-seven percent (57%);

(v)   for the Commitment Period of July 1, 2009 – September 30, 2009, fifty-four percent (54%); and,

(vi) for the Commitment Period of October 1, 2009 – December 31, 2009, fifty percent (50%), provided however, that the proportionate share of Total AOL Dial-up Hours delivered to Level 3 by AOL shall not fall below a fifty percent (50%) average in any monthly period during this Commitment Period.

3.

“Total AOL Dial-up Hours”  shall mean the aggregate number of dial-up service hours delivered by AOL in the United States to all of AOL’s dial-up access vendors, including Level 3, during the applicable Commitment Period, minus Excluded Hours (as defined below). AOL agrees that it will not resell Managed Modem Service to non-affiliated third parties on a wholesale or stand alone basis without the advance written consent of Level 3, and that if it sells or otherwise provides Managed Modem Service to affiliated third parties, that it shall restrict such affiliated third parties from reselling the Managed Modem Service on a wholesale or stand alone basis. Excluded Hours: Total AOL Dial-up Hours in excess of [****] each month during the Term shall be excluded from Total AOL Dial-up Hours (“Excluded Hours”).

4.

Traffic Migration.  By no later than September 30, 2008, AOL will turn down ports and associated hours listed in the Rate Centers on Exhibit A necessary to reduce the Total AOL Dial-up Hours by approximately [****] percent [****] of the total amount of such hours delivered by AOL (the “Port Turn-Down”). As of October 1, 2008, AOL acknowledges and agrees that Level 3 shall have no further obligation to support the Rate Centers on Exhibit A. Effective March 1, 2008, Section 5 of the letter agreement dated May 31, 2006 between Level 3 and AOL LLC shall be deleted in its entirety and shall no longer be in effect.

Also by no later than September 30, 2008, AOL shall order ports necessary to increase the Total AOL Dial-up Hours by approximately [****] percent [****] of the total amount of such hours delivered by AOL from Level 3 within the Rate Centers listed in Exhibit B (“Port Turn-Up”), via a LNP project initiated by AOL and in accordance with the Forecasting (as defined below). Level 3 will use commercially reasonable efforts to complete the Port Turn-Up by no later than September 30, 2008. In the event that Level 3 fails to comply with such schedule for reasons solely within Level 3 control and specifically excluding, without limitation circumstances arising from an event of force majeure, or incorrect or incomplete information provided by AOL respecting the ports relevant to the Port Turn-Up, AOL’s 2008 through 2009 Purchase Commitment shall be reduced in proportion to reflect such failure until Level 3 has complied with the Port Turn-Up.

The Port Turn-Down and Port Turn-Up shall be accomplished pursuant to AOL’s thirty days’ prior written notice (email to be a sufficient form of notice if sent to the Level 3 Account Manager designated by Level 3) to Level 3 advising of the same and included in the Forecasting.

5.

Term; Renewal; Service Wind Down:  The Term of the Managed Modem Agreement will extend through December 31, 2009, subject to the Wind Down Period (as defined below). The Term (respecting Services provided under the Managed Modem Agreement) may only be extended beyond December 31, 2009 through mutual agreement of the parties. Upon expiration or termination of the Term, respecting any ports provided under the Managed Modem Agreement, including the ICG Ports, and provided the parties have not mutually agreed to extend the Term, the parties shall begin the process of winding down Service provided under the Managed Modem Agreement in accordance with the following (as described in this Section, the “Service Wind Down”), which shall be effective the first day following the expiration or termination of the Term and continue for a [****] (“Wind Down Period”), unless otherwise extended by mutual agreement of the Parties:

(i)	Service Wind Down. During the Wind Down Period,

a.  AOL will continue to provide Level 3 with a non-binding, rolling, 90 day schedule of ports and hours to be turned down by Rate Center; such forecast shall be provided in accordance with the forecasting process in effect as of the date of this Letter Agreement (“Forecasting”).

b.  AOL will maintain, in all cases, at least [****] ports in each Rate Center in which Level 3 is provisioning Service until such time as all ports in such Rate Center are disconnected.

c.  Level 3 will provide commercially reasonable assistance to enable AOL to shut down Services or transition Services to a new provider as described herein in lieu of the post-expiration transition assistance described in Section 13 of Amendment No. 1 to the Managed Modem Agreement. All references to Transition Assistance are hereby deemed deleted; the parties acknowledge that all rights and obligations relating to the parties end of term actions for any and all ports provided hereunder are as set forth in the Service Wind Down provisions of this Letter Agreement.

d.  Level 3 will provide AOL with Service at the pricing set forth in Section 6 of this Letter Agreement.

e.  the Committed Percentage shall be [****] percent [****].

[****]

6.	Pricing.

Effective March 1, 2008, the following pricing applies to ports provided under the Managed Modem Agreement during the Term as follows:

The Port Charge for all ports (excluding the ICG Ports) shall be as set forth in the chart below based on the pricing levels set forth in Exhibit C, which “Level I” or “Level II” pricing is applicable to each port:

Pricing Levels	Price per Port
Level I	[****]
Level II	[****]

7.

ICG Ports.    The ICG Ports and associated hours delivered on the ICG Ports shall continue to be delivered in accordance with the provisions of the June 29, 2007 letter agreement between the parties, except that the ICG Term (defined in the June 29, 2007 letter agreement between the parties) shall be extended through December 31, 2009, which period is co-terminus with the 2008 through 2009 Commitment Periods. The provisions of Section 5 of this Letter shall apply to the ICG Ports. Notwithstanding the foregoing, AOL shall have the option to turn down any portion of the ICG Ports on one occasion each year, specifically June 30, 2008 and June 30, 2009 (each a “Yearly Notice Date”), provided AOL provides Level 3 with at least thirty (30) days’ prior written in advance of the relevant Yearly Notice Date of its intention to do so. For avoidance of doubt, any hours delivered within each Commitment Period on the ICG Ports shall contribute to AOL’s 2008 through 2009 Purchase Commitment.

8.

Purchase Commitment Certification:    For clarity, the certification process for validating Level 3’s share of Total AOL Dial-Up Hours related to any purchase commitments made under the Managed Modem Agreement shall remain in place through the Term associated with the same.

9.

Toll Free Managed Modem Services:    The toll free modem service being provided to AOL by Level 3 pursuant to i) the Amendment to the Global Master Services Agreement for Colocation Space effective as of May 16, 2005 between Level 3 and America Online, Inc., and ii)

Amendment No. 6 to Network Services Agreement by and between America Online, Inc and Level 3 Communications, LLC (successor to Genuity Services, Inc. (BBN Corporation) dated March 21, 2005, shall be further amended to extend the term of such services to be co-terminus with the expiration of the Managed Modem Agreement.

10.

Other existing terms and conditions:    All other terms and conditions in the Managed Modem Agreement, as amended, not specifically addressed herein will remain in effect. In the event of any conflicts between the terms of the Managed Modem Agreement and this Letter Agreement, the terms of this Letter Agreement shall govern.

If you are in agreement with the foregoing, please execute one copy of this letter and return it to the undersigned at your earliest convenience.

Sincerely,

LEVEL 3 COMMUNICATIONS, LLC

/s/ Michael Mooney
Michael Mooney
S.V.P.

Accepted and agreed:

AOL LLC

/s/ Nisha Kumar
Nisha Kumar
Chief Financial Officer

Exhibit A

Rate Center	State	Phone Number	Level 3 Market Tier
[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

Exhibit B

Rate Center	State	Phone Number	Level 3 Market Tier
[****]

[****]

[****]

[****]

[****]

[****]

[****]

Exhibit C

Level 3 Market Tier	Market Code	Pricing Level
[****]

[****]

[****]

Exhibit D

Rate Center	State	Rcst	Level 3 Market Tier
[****]

[****]

[****]